                                                                    Exhibit 99.2


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      In connection with the Quarterly Report of Res-Care, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Ronald G. Geary, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

      (1) The Quarterly Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 14, 2002               By: /s/ L. Bryan Shaul
                                          --------------------------
                                      L. Bryan Shaul
                                      Executive Vice President of
                                      Finance & Administration and
                                      Chief Financial Officer


                                      -4-